SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 10, 2013

SELECTICA, INC.

(Exact name of Company as specified in Charter)

Delaware (State or other jurisdiction of incorporation or organization)	000-29637 (Commission File No.)	77-0432030 (IRS Employee Identification No.)

2121 South El Camino Real

San Mateo, California 94403

(Address of Principal Executive Offices)

(408) 570-9700
(Issuer Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (see General Instruction A.2 below).

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(e)-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On September 12, 2013, in connection with the second closing (the “Second Closing”) of a private placement equity financing (the “Financing”) previously disclosed by the Company on its Current Report on Form 8-K filed by the Company on June 3, 2013, which is incorporated by reference herein, and pursuant to the Subscription Agreement, dated as of May 31, 2013, by and among Selectica, Inc. (the “Company”) and certain members of the Company’s management and Board of Directors (the “Second Closing Investors”), the Company sold and issued to the Second Closing Investors, among other securities, Series B Warrants (the “Series B Warrants”) to purchase Common Stock of the Company. The form of Subscription Agreement was filed as Exhibit 10.2 to the Current Report on Form 8-K/A filed by the Company on June 4, 2013 (the “June 4 Current Report”) and is incorporated by reference herein. The form of Series B Warrant filed as Exhibit 10.5 to the June 4 Current Report was modified prior to issuance to reduce the exercise price from $8.75 to $7.75 and to remove provisions that previously provided for (i) broad-based weighted-average anti-dilution adjustment in the event the Company issues securities, other than certain excepted issuances, at a price below the then current exercise price, subject to certain limitations and (ii) cash payment equal to the value of the Series B Warrants as determined in accordance with the Black Scholes option pricing model in the event of certain fundamental transactions. The Series B Warrants were modified concurrently with an Amendment to Series A Warrants, dated as of September 4, 2013 entered into by the Company and the initial investors in the Financing and filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on September 4, 2013, for the purpose of addressing the accounting treatment of the Series B Warrants in connection with the Company’s efforts to regain compliance with the minimum stockholders’ equity requirement for continued listing under Nasdaq Listing Rule 5550(b)(1) which was subject to the staff determination letter from The Nasdaq Stock Market received on August 21, 2013, as previously disclosed. The modified form of Series B Warrant is attached hereto as Exhibit 10.1 and is incorporated by reference herein.

Item 3.02	Unregistered Sales of Equity Securities.

On September 12, 2013, the Company sold and issued 91,144 shares of its common stock, par value $0.0001 per share, (the “Shares”) at a purchase price per share of $7.00 in the Second Closing to the Second Closing Investors, pursuant to the terms and conditions of the Subscription Agreement. The $638,008 aggregate purchase price for the Shares issued and sold in the Second Closing was paid in cash.

In addition to the issuance of the Shares, at the Second Closing the Company issued to each Second Closing Investor a Series B Warrant, as modified, initially exercisable for a number of shares of Common Stock equal to 50% of the number of Shares acquired by each Second Closing Investor.

The information disclosed in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02. The sale and issuance of the Shares, the issuance of the Series B Warrants, as modified, and the issuance of shares of Common Stock upon exercise of the Series B Warrants, have been determined to be exempt from registration under the Securities Act in reliance on Section 4(2) of the Securities Act and Rule 506 of Regulation D promulgated thereunder as transactions by an issuer not involving a public offering. The Second Closing Investors have represented that they are accredited investors, as that term is defined in Regulation D, and that they are acquiring the securities for investment purposes only and not with a view to or for sale in connection with any distribution thereof.

Item 3.03	Material Modification of Rights of Security Holders.

The information disclosed in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The 2013 Annual Meeting of the stockholders of the Company (the “Annual Meeting”) was held on September 10, 2013.  The following matters were voted on at the Annual Meeting.  Each matter is more fully described in the Company’s Definitive Proxy Statement for the 2013 Annual Meeting, as filed with the SEC on July 23, 2013, and as supplemented on August 7, 2013 and September 4, 2013 (the “Proxy Statement”).

1. Election of Directors. The five nominees named in the Company’s Proxy Statement were elected as Directors, to serve until the 2014 Annual Meeting of Stockholders, with the following votes:

	FOR	AGAINST	ABSTAIN	BROKER NON VOTE
Alan Howe	2,130,217	17,756	634	995,262
Lloyd Sems	2,130,229	17,778	600	995,262
Michael J. Casey	2,130,229	17,778	600	995,262
J. Michael Gullard	2,130,231	17,776	600	995,262
Michael Brodsky	1,821,516	326,491	600	995,262

2. The proposal to ratify the appointment of Armanino LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2014. The proposal passed with the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
3,022,454	118,862	2,553	0

3. The non-binding advisory vote to approve Named Executive Officer compensation. The proposal passed with the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
2,024,121	123,162	1,324	995,262

4. Non-binding advisory vote on the frequency with which the Company should hold future advisory votes on Named Executive Officer compensation. The proposal passed with the following votes:

EVERY THREE YEARS	EVERY OTHER YEAR	EVERY YEAR	ABSTAIN	BROKER NON-VOTE
1,205,057	759	935,849	6,941	995,262

5. The proposal to ratify the terms of the issuance and sale of the Company’s Common Stock, Series C Convertible Preferred Stock and Series A Warrants exercisable into shares of the Company’s Common Stock, and to approve the issuance of shares of the Company’s Common Stock issuable upon the conversion of the Company’s Series C Convertible Preferred Stock as required by and in accordance with NASDAQ Marketplace Rule 5635(d). The proposal passed with the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
1,964,963	18,132	823	995,262

6. The proposal ratify the terms of the issuance and sale of the Company’s Common Stock, Series C Convertible Preferred Stock and Series A Warrants exercisable into shares of the Company’s Common Stock, and to approve the sale and issuance of shares of the Company’s Common Stock and Series B Warrants exercisable into shares of the Company’s Common Stock to certain directors and officers of the Company as required by and in accordance with NASDAQ Marketplace Rules 5635(c) and 5635(d). The proposal passed with the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
1,964,613	18,481	824	995,262

In light of the advisory voting results with respect to the frequency of future stockholder advisory votes on Named Executive Officer compensation, the Board has decided that the Company will hold an advisory vote on the compensation of Named Executive Officers every three years until the next required advisory vote on the frequency of future stockholder advisory votes on Named Executive Officer compensation. The Company is required to hold advisory votes on frequency every six years.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.1	Series B Warrant, as modified

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 12, 2013

SELECTICA, INC. By: /s/ Todd Spartz Name: Todd Spartz Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Series B Warrant, as modified